UNITED STATES
SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report: April 22, 2003

THERAGENICS CORPORATION ®

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-15443

Delaware	58-1528626
(State of incorporation)	(I.R.S. Employer Identification Number)

5203 Bristol Industrial Way Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’ telephone number, including area code:(770) 271-0233

        (Former name or former address, if changed since last report)

        Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

         Exhibit No.                 Description

            99.1                          Press Release, dated April 22, 2003, of Theragenics Corporation®

Item 9. Regulation FD Disclosure.

        The following information is intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

        On April 22, 2003, Theragenics Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Theragenics Corporation®

Dated: April 22, 2003

By: /s/M. Christine Jacobs
Name:M. Christine Jacobs
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.              Description

99.1                      Press Release, dated April 22, 2003, of Theragenics Corporation®.